Exhibit 99.1

INSTINET GROUP ANNOUNCES THIRD QUARTER 2004 RESULTS

NEW YORK, October 26, 2004 – Instinet Group Incorporated (Nasdaq: INGP) today announced net income of $7.7 million or $0.02 per share for the third quarter of 2004 compared to net income of $4.0 million or $0.01 per share for the third quarter of 2003 and $8.4 million or $0.03 per share for the second quarter of 2004. Excluding a $4.0 million investment gain, pro forma operating income for the third quarter of 2004 was $3.6 million, or $0.01 per share compared to a pro forma operating income of $2.8 million or $0.01 per share for the third quarter of 2003 and pro forma operating income of $8.4 million, or $0.03 per share for the second quarter of 2004.1

Edward J. Nicoll, Chief Executive Officer of Instinet Group, commented, “In the third quarter of 2004, we continued to face difficult market conditions, yet our business segments, Instinet and INET, remained well positioned to take advantage of recent trends in the equity markets. Instinet’s agency-only business is committed to delivering pure, low-cost solutions to help buy-side institutions meet their global trading needs while never capitalizing on the customer’s trading information. INET assures customers the speed, certainty of execution and fairness only available from a fully electronic market.”

Financial Performance

Instinet Group

Revenues

Total consolidated revenues for Instinet Group, net of interest, were $261 million for the third quarter of 2004, down 4% from the third quarter of 2003 and down 7% from the second quarter 2004.

Expenses

Total expenses for the third quarter of 2004 were $251 million, down 6% from the third quarter of 2003 and down 5% from the second quarter of 2004.

Cost of revenues was $151 million, 4% lower than the second quarter of 2004 primarily due to decreased transaction volumes.

Direct expenses were $103 million for the third quarter of 2004, down 9% from the second quarter of 2004.

•	Compensation and benefits expense was $46 million in the third quarter of 2004 down 17% from the previous quarter primarily due to lower variable compensation, associated with lower profitability and lower revenues, and lower benefits expense. The prior quarter also included a non-recurring $4 million severance charge.

•	Communications and equipment expense was $19 million, up 11% from the previous quarter, primarily due to higher client communication and market data expenses.

[1]	The comparative quarters include other items, see table titled “Reconciliation of Pro Forma Operating Results for 3Q04”

•	Depreciation and amortization expense was $13 million, down 19% from the previous quarter which included a $2 million write off of fixed assets.

•	Other expense was $5 million, up $2 million from the previous quarter, primarily due to higher legal-related expenses and sales and consumption based taxes.

At September 30, 2004, Instinet Group had net cash (cash and cash equivalents and securities owned less short-term borrowings) of approximately $818 million, up $43 million from $775 million at December 31, 2003. At September 30, 2004 total assets were approximately $1.7 billion and shareholders’ equity was approximately $1.0 billion. There were approximately 334 million shares of common stock outstanding. Instinet Group employed 1,081 persons on September 30, 2004, compared to 1,090 on June 30, 2004. Our headcount at September 30, 2004 included 893 employees from Instinet, 83 employees from INET and 105 employees from Instinet Group.

Business Segments2

Instinet, The Unconflicted Institutional Broker

•	Instinet reported net income before income taxes of $1 million for the third quarter of 2004, compared to a net loss of $3 million in the second quarter of 2004.

•	Total revenues, net of interest, were $161 million, 7% lower than the second quarter of 2004, primarily due to lower U.S and non-U.S equity market volumes.

•	Instinet’s customers traded an average of 95 million U.S. shares a day in the third quarter of 2004 down 7% from 102 million shares a day during the second quarter of 2004. Average daily consideration in non-U.S. equities for the third quarter of 2004 was $678 million, a 24% decrease from the second quarter of 2004.

•	Cost of revenues as a percentage of total transaction fees was 47% in both the third and second quarters of 2004.

•	Gross margin of $87 million for the third quarter of 2004, was $6 million, or 6%, lower than the second quarter of 2004.

•	Direct expenses of $86 million for the third quarter of 2004 were down $10 million, or 10% from the second quarter of 2004.

[2]	See also table titled “Statements of Operations – Segments” on our website at www.investor.instinetgroup.com under the headings “Investor Relations".

INET, The Electronic Marketplace

•	INET reported net income before income taxes of $5 million for the third quarter of 2004, down $6 million, or 54% from the second quarter of 2004.

•	Total revenues, net of interest, were $104 million, 6% lower than the previous quarter primarily due to lower U.S. market volumes and market data revenue in the third quarter of 2004 compared to the previous quarter.

•	INET reported NASDAQ-listed average matched equity share volume of 401 million shares per day in the third quarter of 2004, down 7% from the previous quarter. INET’s share of the total market in NASDAQ-listed equity trading was 26.0% in the third quarter of 2004, up from 25.0% in the previous quarter.

•	INET reported U.S. exchange-listed average matched equity share volume of 72 million shares per day in the third quarter of 2004, up 1% from the previous quarter. INET’s share of the total market in U.S. listed equity trading was 3.9% in the third quarter of 2004, up from 3.4% in the previous quarter.

•	Cost of revenues as a percentage of total transaction fees was 79% in the third quarter of 2004 compared to 74% in the second quarter of 2004.

•	Gross margin was $23 million for the third quarter of 2004, 23% lower than the previous quarter.

•	Direct expenses of $18 million for the third quarter of 2004 were down $1 million or 4% from the second quarter of 2004.

Webcast

Instinet Group will webcast a conference call to discuss its third quarter results at 11:00 a.m. New York time on October 26th at http://www.investor.instinetgroup.com. A replay will be available at the same address following the call.

About Instinet Group

Instinet Group, through affiliates, is the largest global electronic agency securities broker and has been providing investors with electronic trading solutions and execution services for more than 30 years. We operate our two major businesses through Instinet, LLC, The Unconflicted Institutional Broker, and INET ATS, Inc., The Electronic Marketplace.

•	Instinet, The Unconflicted Institutional Broker, gives its customers the opportunity to use its sales-trading expertise and advanced technology tools to interact with global securities markets, improve trading performance and lower overall transaction costs. Through Instinet’s electronic platforms, customers can access other U.S. trading venues, including NASDAQ and the NYSE, and almost 30 securities markets throughout the world. Instinet acts solely as an agent for its customers, including institutional investors, such as mutual funds, pension funds, insurance companies and hedge funds. Lynch, Jones & Ryan, Instinet Group’s commission recapture subsidiary, and Instinet Clearing Services, Inc., Instinet Group’s clearing broker, are also a part of Instinet.

•	INET, The Electronic Marketplace, represents the consolidation of the order flow of the former Instinet ECN and former Island ECN, providing its U.S. broker-dealer customers one of the largest liquidity pools in NASDAQ-listed securities.

# # #

This press release is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

©2004 Instinet Group Incorporated and its affiliated companies. All rights reserved. INSTINET and INET are service marks in the United States. Instinet Group Incorporated is part of the Reuters family of companies. Instinet, LLC (branded Instinet, The Unconflicted Institutional Broker), member NASD/SIPC; Inet ATS, Inc. (branded INET), member NASD/NSX/SIPC; Lynch, Jones & Ryan, Inc., member NASD/SIPC; and Instinet Clearing Services, Inc., member NASD/SIPC, are subsidiaries of Instinet Group Incorporated.

This news release may be deemed to include forward-looking statements relating to Instinet Group. Certain important factors that could cause actual results to differ materially from those disclosed in such forward-looking statements are included in Instinet Group’s Annual Report on Form 10-K for the fiscal year ended December 31,2003, and other documents filed with the SEC and available on the Company’s website at www.investor.instinetgroup.com.

Instinet Group Incorporated

Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	September 30,
	2004	2004	2003	2004	2003
Revenue
Transaction fees	$257,713	$276,600	$268,210	$844,229	$799,343

Interest income	3,934	4,250	4,931	12,604	17,929
Interest expense	(756)	(806)	(1,237)	(2,624)	(5,454)

Interest income, net	3,178	3,444	3,694	9,980	12,475

Total revenues, net	260,891	280,044	271,904	854,209	811,818

Cost of Revenues
Soft dollar and commission recapture	50,044	53,103	54,894	163,247	153,556
Broker-dealer rebates	59,859	62,388	53,552	190,394	162,602
Brokerage, clearing and exchange fees	41,257	42,321	35,553	127,982	103,024

Total cost of revenues	151,160	157,812	143,999	481,623	419,182

Gross margin	109,731	122,232	127,905	372,586	392,636

Direct Expenses
Compensation and benefits	46,460	55,844	51,450	161,837	176,183
Communications and equipment	18,894	16,950	24,917	57,486	87,254
Depreciation and amortization	12,912	15,855	22,408	43,804	70,016
Occupancy	9,170	9,260	12,567	27,737	42,200
Professional fees	7,406	8,172	5,739	20,595	19,305
Marketing and business development	3,522	5,302	2,958	12,146	9,219
Other	5,085	2,830	4,491	10,791	16,541

Total direct expenses	103,449	114,213	124,530	334,396	420,718

Contractual settlement	—	(7,250)	—	(7,250)	—
Investments	(4,031)	—	667	(8,705)	19,504
Insurance recovery	—	—	(2,989)	(5,116)	(7,989)

Total expenses	250,578	264,775	266,207	794,948	851,415

Income (loss) from operations before income taxes	10,313	15,269	5,697	59,261	(39,597)
Income tax provision (benefit)	2,656	6,827	1,652	24,348	(4,123)

Net income (loss)	$7,657	$8,442	$4,045	$34,913	$(35,474)

EARNINGS (LOSS) PER SHARE

Basic EPS	$0.02	$0.03	$0.01	$0.11	$(0.11)

Diluted EPS	$0.02	$0.03	$0.01	$0.10	$(0.11)

Weighted average shares outstanding - basic	333,575	332,282	330,893	332,375	330,833
Weighted average shares outstanding - diluted	335,474	335,119	332,289	334,359	330,833

Instinet Group Incorporated

Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003
Revenue
Transaction fees	$257,713	$276,600	$309,916	$279,708	$268,210	$275,909	$255,224

Interest income	3,934	4,250	4,420	5,899	4,931	6,651	6,347
Interest expense	(756)	(806)	(1,062)	(2,283)	(1,237)	(2,106)	(2,111)

Interest income, net	3,178	3,444	3,358	3,616	3,694	4,545	4,236

Total revenues, net	260,891	280,044	313,274	283,324	271,904	280,454	259,460

Cost of Revenues
Soft dollar and commission recapture	50,044	53,103	60,100	58,817	54,894	49,604	49,058
Broker-dealer rebates	59,859	62,388	68,147	54,507	53,552	58,630	50,420
Brokerage, clearing and exchange fees	41,257	42,321	44,404	37,275	35,553	33,446	34,025

Total cost of revenues	151,160	157,812	172,651	150,599	143,999	141,680	133,503

Gross margin	109,731	122,232	140,623	132,725	127,905	138,774	125,957

Direct Expenses
Compensation and benefits	46,460	55,844	59,533	51,079	51,450	60,749	63,984
Communications and equipment	18,894	16,950	21,642	20,890	24,917	31,617	30,720
Depreciation and amortization	12,912	15,855	15,037	18,500	22,408	23,534	24,074
Occupancy	9,170	9,260	9,307	12,122	12,567	13,175	16,458
Professional fees	7,406	8,172	5,017	8,611	5,739	7,228	6,338
Marketing and business development	3,522	5,302	3,322	7,483	2,958	3,480	2,781
Other	5,085	2,830	2,876	2,300	4,491	6,301	5,749

Total direct expenses	103,449	114,213	116,734	120,985	124,530	146,084	150,104

Restructuring	—	—	—	59,497	—	—	—
Goodwill and intangible asset impairment	—	—	—	21,668	—	—	—
Contractual settlement	—	(7,250)	—	—	—	—	—
Investments	(4,031)	—	(4,674)	(10,268)	667	(2,841)	21,678
Insurance recovery	—	—	(5,116)	(2,492)	(2,989)	—	(5,000)

Total expenses	250,578	264,775	279,595	339,989	266,207	284,923	300,285

Income (loss) from operations before income taxes	10,313	15,269	33,679	(56,665)	5,697	(4,469)	(40,825)
Income tax provision (benefit)	2,656	6,827	14,865	(18,331)	1,652	732	(6,507)

Net income (loss)	$7,657	$8,442	$18,814	$(38,334)	$4,045	$(5,201)	$(34,318)

Earnings (loss) per share
Basic EPS	$0.02	$0.03	$0.06	$(0.12)	$0.01	$(0.02)	$(0.10)

Diluted EPS	$0.02	$0.03	$0.06	$(0.12)	$0.01	$(0.02)	$(0.10)

Instinet Group Incorporated

Operating Data

(Unaudited)

	Three Months Ended
	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003
U.S. Market
Trade Days	64	62	62	64	64	63	61
Average daily NASDAQ-listed equity share volume (millions)	1,542	1,735	2,030	1,757	1,730	1,788	1,459
Average daily U.S. exchange-listed equity share volume (millions)	1,853	2,072	2,262	1,920	1,884	2,012	1,894

Average daily U.S. equity share volume (millions)	3,395	3,807	4,292	3,677	3,614	3,800	3,353

Total U.S. equity share volume (millions)	217,305	236,023	266,109	235,306	231,311	239,387	204,545

Instinet, the Unconflicted Institutional Broker
A. U.S. Equities [1]

Our total average daily volume (million shares)	95	102	112	108	99	96	90
Our share of total market	2.8%	2.7%	2.6%	2.9%	2.7%	2.5%	2.7%

Our average daily volume (million shares) - Institutional and Crossing	70	78	90	84	78	79	76
Average amount charged to client per share (cents per share) [2] - Institutional and Crossing	1.53	1.50	1.50	1.47	1.52	1.57	1.52

Our average daily volume (million shares) - Institutional Correspondents	25	24	22	24	21	17	14
Average amount charged to client per share (cents per share) [2] - Institutional Correspondents	0.06	0.08	0.11	0.09	0.11	0.09	0.05

B. Non-US Equities [3]
Our average daily consideration (millions)	$678	$896	$932	$609	$649	$666	$783
Average basis points charged to client per consideration traded	5.4	5.1	5.3	5.9	6.2	5.7	5.1

INET, the Electronic Marketplace
A. Our Matched Average Daily Volume [4]

Our NASDAQ-listed equity share volume (million shares)	401	433	508	414	413	465	402
Our share of total market	26.0%	25.0%	25.0%	23.6%	23.8%	26.0%	27.5%

Our U.S. exchange-listed equity share volume (million shares)	72	71	62	52	47	52	56
Our share of total market	3.9%	3.4%	2.8%	2.7%	2.5%	2.6%	3.0%

Our total U.S. equity share volume (million shares)	472	504	570	466	460	517	458
Our share of total market	13.9%	13.2%	13.3%	12.7%	12.7%	13.6%	13.6%

B. Our Routed Average Daily Volume (million shares) [5]	115	115	91	65	30	28	21

Headcount [6]	1,081	1,090	1,126	1,210	1,259	1,311	1,428

[1]	Instinet average daily U.S. equity share volume is counted as the sum of our customers’ share volume per side related to a trade. For example a matched trade where one customer buys 100 shares and the other sells 100 shares is counted as 200 shares; if the buy or sell order were routed out, we would count 100 shares on the customer side.
Institutional and Crossing comprise of certain U.S. buy-side clients, all of the clients of Lynch, Jones & Ryan and our international business. They include fund managers, pension plans, hedge funds and other clients. Crossing includes order flow from both buy-side and sell-side clients who execute though our after hours cross. Institutional Correspondents represent our direct market access U.S. buy-side clients.
[2]	The amount charged per share is the average cents per share charged net of soft dollar and commission recapture expenses.
[3]	Commissions on international transactions are presented as basis points (one hundred of one percent) of the total value (consideration) of the transaction.
[4]	In computing our U.S. share volume for INET in either NASDAQ-listed or U.S. exchange-listed equities, we count the customer share volume on one side of the matched trade. Matched volume reflects transactions where the buyer and seller are matched on INET.
For example, where a customer sells 100 shares to another customer as a matched trade, we count 100 shares. INET share volume includes transactions sent to it by Instinet, the Institutional Broker and prior quarters have been recalculated to include this volume.
In computing our total market share, our numerator share volume is counted as described above for each market where we disclose a market share statistic. The denominator for NASDAQ market share is total NASDAQ share volume as published by NASDAQ. For U.S. exchange-listed market share, the denominator is the total share volume of U.S. listed markets obtained from a widely recognized market data vendor. Listed markets include the New York Stock Exchange, American Stock Exchange, Boston Stock Exchange, Philadelphia Stock Exchange, National Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange. Historical amounts may be restated due to updates of volume information from these sources.
[5]	Routed volume reflects transactions where the trade was not matched on INET.
[6]	Instinet Group headcount is as of the end of the reporting period.

Instinet Group Incorporated

Statements of Operations - Instinet, the Unconflicted Institutional Broker Segment Trend

(In thousands)

(Unaudited)

	Three Months Ended
	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003
Revenue
Transaction fee	$152,641	$162,905	$185,412	$174,153	$165,903	$161,996	$154,527
Clearing revenue	5,981	6,731	10,390	8,272	7,329	6,295	5,270

Total transaction fees	158,622	169,636	195,802	182,425	173,232	168,291	159,797

Interest income, net	2,776	3,001	3,143	3,095	3,586	4,419	4,127

Total revenues, net	161,398	172,637	198,945	185,520	176,818	172,710	163,924

Cost of Revenues
Soft dollar and commission recapture	50,044	53,103	60,100	58,817	54,894	49,604	49,058
Brokerage, clearing and exchange fees	24,319	26,825	28,645	24,624	27,568	26,311	26,153

Total cost of revenues	74,363	79,928	88,745	83,441	82,462	75,915	75,211

Gross margin	87,035	92,709	110,200	102,079	94,356	96,795	88,713

Direct Expenses
Compensation and benefits	38,936	47,647	45,141	42,092	39,516	39,466	47,227
Communications and equipment	16,958	14,957	16,531	14,678	19,536	27,373	26,137
Depreciation and amortization	10,051	13,206	12,040	13,347	13,530	13,998	14,891
Occupancy	5,741	7,862	8,206	6,360	6,838	6,830	7,538
Professional fees	5,215	4,925	3,016	5,410	3,066	4,683	3,819
Marketing and business development	3,304	3,068	2,789	6,973	1,528	1,480	1,791
Other	4,105	2,799	2,405	3,755	2,223	2,456	3,832
Technology service company charges	(5,573)	(6,664)	(8,146)	(7,973)	(7,491)	(8,834)	(8,833)
Corporate overhead charges	7,122	8,058	10,474	10,672	14,012	21,340	19,074

Total direct expenses	85,859	95,858	92,456	95,314	92,758	108,792	115,476

Total expenses	160,222	175,786	181,201	178,755	175,220	184,707	190,687

Net income (loss) before income taxes	$1,176	$(3,149)	$17,744	$6,765	$1,598	$(11,997)	$(26,763)

Instinet Group Incorporated

Statements of Operations - INET, the Electronic Marketplace Segment Trend

(In thousands)

(Unaudited)

	Three Months Ended
	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004	Dec 31, 2003	Sep 30, 2003	Jun 30, 2003	Mar 31, 2003
Revenue
Transaction fees	$104,057	$111,059	$119,799	$101,668	$99,278	$111,736	$98,607

Interest income, net	402	443	215	521	108	126	109

Total revenues, net	104,459	111,502	120,014	102,189	99,386	111,862	98,716

Cost of Revenues
Broker-dealer rebates	59,859	62,388	68,147	54,507	53,552	58,630	50,420
Brokerage, clearing and exchange fees	21,904	19,591	21,444	17,036	12,285	11,253	11,052

Total cost of revenues	81,763	81,979	89,591	71,543	65,837	69,883	61,472

Gross margin	22,696	29,523	30,423	30,646	33,549	41,979	37,244

Direct Expenses
Compensation and benefits	3,590	3,072	3,808	4,660	4,024	3,565	4,334
Communications and equipment	1,418	1,501	4,343	5,349	4,453	3,419	3,611
Depreciation and amortization	2,518	2,411	2,583	4,027	7,014	7,160	7,382
Occupancy	503	384	569	1,819	1,203	1,225	1,818
Professional fees	383	603	277	899	704	228	374
Marketing and business development	206	1,346	722	226	39	42	43
Other	(715)	(502)	(123)	(2,854)	1,747	3,630	1,368
Technology service company charges	5,573	6,664	8,146	7,973	7,491	8,834	8,833
Corporate overhead charges	4,114	2,876	3,953	3,572	5,097	9,189	6,865

Total direct expenses	17,590	18,355	24,278	25,671	31,772	37,292	34,628

Total expenses	99,353	100,334	113,869	97,214	97,609	107,175	96,100

Net income before income taxes	$5,106	$11,168	$6,145	$4,975	$1,777	$4,687	$2,616

Instinet Group Incorporated

Statement of Operations - Segments 1

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2004
	Instinet	INET	Eliminations	Corporate	Total
Revenue
Transaction fees	$158,622	$104,057	$(4,966)	—	$257,713
Interest income, net	2,776	402	—	—	3,178

Total revenue, net	161,398	104,459	(4,966)	—	260,891

Cost of revenues
Soft dollar and commission recapture	50,044	—	—	—	50,044
Broker-dealer rebates	—	59,859	—	—	59,859
Brokerage, clearing and exchange fees	24,319	21,904	(4,966)	—	41,257

Total cost of revenues	74,363	81,763	(4,966)	—	151,160

Gross margin	87,035	22,696	—	—	109,731

Direct Expenses
Compensation and benefits	38,936	3,590	—	3,934	46,460
Communications and equipment	16,958	1,418	—	518	18,894
Depreciation and amoritization	10,051	2,518	—	343	12,912
Occupancy	5,741	503	—	2,926	9,170
Professional fees	5,215	383	—	1,808	7,406
Marketing and business development	3,304	206	—	12	3,522
Other	4,105	(715)	—	1,695	5,085
Technology service company charges	(5,573)	5,573	—	—	—
Corporate overhead charges	7,122	4,114	—	(11,236)	—

Total direct expenses	85,859	17,590	—	—	103,449

Investments	—	—	—	(4,031)	(4,031)

Total expenses	160,222	99,353	(4,966)	(4,031)	250,578

Net income before income taxes	$1,176	$5,106	$—	$4,031	$10,313

1	See also table titled “Statements of Operations - Segments” on our website at www.investor.instinetgroup.com under the heading “Investor Relations” for historical data.

Instinet Group Incorporated

Reconciliation of Pro Forma Operating Results for 3Q04

(In thousands, except per share amounts)

(Unaudited)

In evaluating our financial performance and results of operations, management reviews certain financial measures that are not in accordance with generally accepted accounting standards in the United States (“non-GAAP”). Non-GAAP measurements do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. Management uses non-GAAP financial measures in evaluating our operating performance. In light of the use by management of these non-GAAP measurements to assess our operational performance, we believe it is useful to provide information with respect to these non-GAAP measurements so as to share this perspective of management. These non-GAAP financial measures should be considered in the context with our GAAP results. A reconciliation of our non-GAAP measurements are provided below.

Management reviews adjusted operating income, in addition to GAAP financial results. This non-GAAP financial measurement excludes non-operating items, which by their nature, management does not consider to be a true reflection of the operating results and financial performance of our business. These non-operating charges are investment gains and losses, charges related to our cost reduction initiatives, contractual settlements, fixed asset write-offs, goodwill impairment, insurance recoveries, and the related tax effects of those items. The following schedule reconciles our pro forma net income (loss) to our GAAP financial results:

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	September 30,
	2004	2004	2003	2004	2003
Total revenues, net, as reported	$260,891	$280,044	$271,904	$854,209	$811,818

Total expenses, as reported	250,578	264,775	266,207	794,948	851,415
Severance included in compensation and benefits	—	(3,688)	(602)	(3,688)	(17,686)
Real estate abandonment costs included in occupancy	—	—	—	—	(2,333)
Fixed asset write-off in depreciation and amortization	—	(2,018)	—	(2,018)	—
Contractual settlement	—	7,250	—	7,250	—
Investments	4,031	—	(667)	8,705	(19,504)
Insurance recovery	—	—	2,989	5,116	7,989

Pro forma operating expenses	254,609	266,319	267,927	810,313	819,881

					—

Pro forma income (loss) before income taxes	6,282	13,725	3,977	43,896	(8,063)

Income tax provision (benefit), as reported	2,656	6,827	1,652	24,348	(4,123)
Tax effect of pro forma adjustments	—	(1,495)	(429)	(5,803)	1,321

Pro forma provision for income taxes	2,656	5,332	1,223	18,545	(2,802)

Net income (loss), as reported	7,657	8,442	4,045	34,913	(35,474)
Net effect of pro forma adjustments	(4,031)	(49)	(1,291)	(9,562)	30,213

Pro forma net income (loss)	$3,626	$8,393	$2,754	$25,351	$(5,261)

Earnings (loss) per share - basic, as reported	$0.02	$0.03	$0.01	$0.11	$(0.11)
Net effect of pro forma adjustments	(0.01)	—	—	(0.03)	0.09

Pro forma earnings (loss) per share - basic	$0.01	$0.03	$0.01	$0.08	$(0.02)

Earnings (loss) per share - diluted, as reported	$0.02	$0.03	$0.01	$0.10	$(0.11)
Net effect of pro forma adjustments	(0.01)	—	—	(0.03)	0.09

Pro forma earnings (loss) per share - diluted	$0.01	$0.03	$0.01	$0.07	$(0.02)

Weighted average shares outstanding - basic	333,575	332,282	330,893	332,375	330,833
Weighted average shares outstanding - diluted	335,474	335,119	332,289	334,359	330,833